Exhibit 99.2

EMPIRE STATE REALTY TRUST

Supplemental Operating and Financial Data

For the Quarter Ended June 30, 2016

Second Quarter 2016

We make forward-looking statements in this supplemental package within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You should not rely on them as predictions of future events. For these statements, we claim the protections of the safe harbor for forward-looking statements contained in such Sections.

You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or similar words or phrases in the positive or negative. In particular, forward looking statements include those pertaining to our capital resources, portfolio performance, dividend policy, results of operations, anticipated growth in our portfolio from operations, acquisitions, and market conditions and demographics.

Forward-looking statements involve numerous risks and uncertainties, many of which are difficult to predict and generally beyond our control. They depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all).

        The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: changes in our industry and markets, either nationally or in Manhattan or the greater New York metropolitan area; resolution of the litigations and arbitration involving our company; reduced demand for office or retail space; general volatility of the capital and credit markets and the market price of our Class A common stock and listed operating partnership units; changes in our business strategy; defaults on, early terminations of, or non-renewal of, leases by tenants; bankruptcy or insolvency of a major tenant or a significant number of smaller tenants; litigation; fluctuations in interest rates; increased operating costs; declining real estate valuations and impairment charges; availability, terms and deployment of capital; our failure to obtain necessary outside financing; our expected leverage; decreased rental rates or increased vacancy rates; breach of or the expiration of our ground lease; our failure to generate sufficient cash flows to service our outstanding indebtedness; our failure to redevelop, renovate and reposition properties successfully or on the anticipated timeline or at the anticipated costs; difficulties in identifying properties to acquire and completing acquisitions; risks of real estate acquisitions, dispositions and development (including our Metro Tower development site), including construction delays and cost overruns; our failure to operate acquired properties and operations successfully; our ability to manage our growth effectively; changes in governmental regulations, tax laws and rates and similar matters; estimates relating to our ability to make distributions to our securityholders in the future; our failure to qualify as a REIT; a future terrorist event in the U.S.; environmental uncertainties and risks related to adverse weather conditions and natural disasters; lack or insufficient amounts of insurance; financial market fluctuations; availability of, and our ability to attract and retain, qualified personnel; conflicts of interest affecting our senior management team; competition; changes in real estate and zoning laws and increases in real property tax rates; and our ability to comply with the laws, rules and regulations applicable to companies and, in particular, public companies. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes after the date of this presentation, except as required by applicable law. For a further discussion of these and other factors that could impact our future results, performance or transactions, see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015 and other risks described in documents we subsequently file from time to time with the Securities and Exchange Commission.

Second Quarter 2016

COMPANY PROFILE

Empire State Realty Trust, Inc., or the Company, is a leading real estate investment trust (REIT) that owns, manages, operates, acquires and repositions office and retail properties in Manhattan and the greater New York metropolitan area, including the Empire State Building, the world’s most famous building.

BOARD OF DIRECTORS
Anthony E. Malkin	William H. Berkman	Alice M. Connell
Chairman and Chief Executive Officer	Director	Director, Chair of Finance Committee

Thomas J. DeRosa	Steven J. Gilbert	S. Michael Giliberto
Director	Director, Lead Director	Director, Chair of Audit Committee

James D. Robinson IV
Director, Chair of Compensation and Nominating/Corporate
Governance Committees

EXECUTIVE MANAGEMENT
Anthony E. Malkin	John B. Kessler	Thomas P. Durels
Chairman and Chief Executive Officer	President and Chief Operating Officer	Executive Vice President and Director of Leasing and Operations

David A. Karp	Thomas N. Keltner, Jr.
Executive Vice President and Chief	Executive Vice President,
Financial Officer	General Counsel and Secretary

COMPANY INFORMATION
Corporate Headquarters	Investor Relations	New York Stock Exchange
One Grand Central Place	David A. Karp	Trading Symbol: ESRT
60 East 42nd Street	IR@empirestaterealtytrust.com
New York, NY 10165 www.empirestaterealtytrust.com
(212) 687-8700

ANALYST COVERAGE

Firm	Analyst	Phone	Email
Bank of America Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
BMO Capital Markets Corp.	John Kim	(212) 885-4115	jp.kim@bmo.com
Capital One Securities, Inc.	Thomas Lesnick	(571) 633-8191	thomas.lesnick@capitalone.com
Goldman Sachs & Co.	Brad Burke	(917) 343-2082	brad.burke@gs.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

Second Quarter 2016

Financial Highlights

(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	June 30, 2016		March 31, 2016		December 31, 2015		September 30, 2015		June 30, 2015
Selected Items:
Revenue	$165,815		$157,074		$165,200		$175,779		$164,773
EBITDA (1)	$82,506		$73,205		$82,254		$90,471		$84,434
Cash net operating income (1)	$89,542		$76,459		$83,066		$89,490		$84,926
Net income	$24,640		$16,705		$19,370		$26,085		$26,585
Core funds from operations (“Core FFO”) (1)	$64,750		$58,154		$66,179		$70,573		$68,255
Core funds available for distribution (“Core FAD”) (1)	$49,798		$48,141		$52,552		$59,197		$55,903
Core FFO per share - diluted	$0.24		$0.22		$0.25		$0.27		$0.26
Core FAD per share - diluted	$0.19		$0.18		$0.20		$0.22		$0.21
Dividends declared and paid per share	$0.105		$0.085		$0.085		$0.085		$0.085

Portfolio Statistics:
Number of properties	20		20		20		20		20
Total rentable square footage	10,077,905		10,080,601		10,063,752		10,087,018		10,042,025
Percent occupied (2)	86.6%		88.2%		87.3%		87.4%		88.0%
Percent leased (3)	89.4%		89.8%		89.1%		90.0%		90.0%

Observatory Metrics:
Number of visitors	1,124,000		719,000		949,000		1,327,000		1,165,000
Change in visitors year over year	-3.5%		15.6%		-4.8%		-5.5%		-4.7%
Observatory revenues	$31,838		$21,181		$27,647		$35,702		$30,600
Change in revenues year over year	4.0%		16.5%		-1.8%		0.1%		0.7%

Ratios:
Consolidated Debt to Total Market Capitalization (4)	24%		26%		25%		26%		26%
Consolidated Debt and Perpetual Preferred Units to
Total Market Capitalization (4)	25%		26%		26%		27%		27%
Consolidated Debt to EBITDA (5)	5.1	x	4.9	x	5.1	x	5.1	x	5.2	x
Consolidated Net Debt to EBITDA (5)	5.0	x	4.8	x	4.9	x	5.0	x	5.1	x
Interest Coverage Ratio	5.5	x	4.7	x	5.3	x	5.4	x	5.6	x
Core FFO Payout Ratio (6)	44%		40%		34%		32%		33%
Core FAD Payout Ratio (7)	57%		48%		43%		38%		41%

Class A common stock price at quarter end	$18.99		$17.53		$18.07		$17.03		$17.06
Average closing price	$18.76		$16.51		$17.95		$17.19		$18.01
Dividends per share - annualized	$0.42		$0.34		$0.34		$0.34		$0.34
Dividend yield (8)	2.2%		1.9%		1.9%		2.0%		2.0%
Private Perpetual Preferred Units outstanding ($16.62 liquidation value)	1,560,360		1,560,360		1,560,360		1,560,360		1,560,360

Class A common stock	122,781,134		120,639,410		118,903,312		116,823,306		113,119,634
Class B common stock	1,100,089		1,107,290		1,120,067		1,130,728		1,134,252
Operating partnership units	145,607,456		147,692,115		147,550,632		149,625,374		153,332,538

Total common stock and operating partnership units outstanding	269,488,679		269,438,815		267,574,011		267,579,408		267,586,424

Notes:

(1)	Represents non-GAAP financial measures. For a discussion on what these metrics represent and why the Company presents them, see page 24 and for a reconciliation of these metrics to net income, see pages 19 and 20. (2) Based on leases signed and commenced as of end of period.
(3)	Represents occupancy and includes signed leases not commenced.
(4)	Market capitalization represents the sum of (i) Company’s common stock per share price as of June 30, 2016 multiplied by the total outstanding number of shares of common stock and operating partnership units as of June 30, 2016; (ii) the number of perpetual preferred units at June 30, 2016 multiplied by $16.62 and (iii) our outstanding indebtedness as of June 30, 2016.
(5)	Calculated based on trailing 12 months EBITDA.
(6)	Represents the amount of Core FFO paid out in distributions.
(7)	Represents the amount of Core FAD paid out in distributions.
(8)	Based on the closing price per share of Class A common stock on June 30, 2016.

Second Quarter 2016

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended June 30, 2016
	Total Portfolio	Manhattan Office Portfolio (1)	Greater New York Office Portfolio	Standalone Retail Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,077,905	8,009,636	1,863,817	204,452
Occupancy (2)	86.6%	84.5%	94.6%	99.4%

Revenue	$165,392	$108,962	$20,126	$4,466	$31,838
Operating expenses	(70,168)	(53,429)	(8,304)	(1,540)	(6,895)

Net operating income	95,224	55,533	11,822	2,926	24,943
Straight-line rent	(6,796)	(6,869)	(5)	78	—
Above/below-market lease amortization	(844)	(844)	—	—	—
Below-market ground lease amortization	1,958	1,958	—	—	—

Cash net operating income	$89,542	$49,778	$11,817	$3,004	$24,943

Leasing activity
Total leases executed	45	39	5	1
Total square footage executed	176,533	156,745	18,604	1,184
Average rent psf - leases executed	$59.09	$59.72	$33.73	$375.00
Previously escalated rents psf	$42.39	$41.25	$39.40	$240.63
Percentage of new rent over previously escalated rents	39.4%	44.8%	-14.4%	55.8%
Weighted average lease term	7.9 years

Leasing commission costs per square foot	$17.00	$17.73	$3.95	$124.35
Tenant improvement costs per square foot	55.67	60.29	20.29	—

Total LC and TI per square foot (3)	$72.67	$78.02	$24.24	$124.35

	Office	Retail	Total
Total Portfolio
Total square footage executed	175,349	1,184	176,533
Average rent psf - leases executed	$56.96	$375.00	$59.09
Previously escalated rents psf	$41.05	$240.63	$42.39
Percentage of new rent over previously escalated rents	38.8%	55.8%	39.4%

	Office	Retail	Total
Manhattan Office Portfolio
Total square footage executed	156,745	—	156,745
Average rent psf - leases executed	$59.72	$—	$59.72
Previously escalated rents psf	$41.25	$—	$41.25
Percentage of new rent over previously escalated rents	44.8%	—	44.8%

Second Quarter 2016

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended March 31, 2016
	Total Portfolio	Manhattan Office Portfolio (1)	Greater New York Office Portfolio	Standalone Retail Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,080,601	8,013,014	1,863,135	204,452
Occupancy (2)	88.2%	86.5%	94.5%	99.4%

Revenue	$156,529	$110,730	$19,954	$4,664	$21,181
Operating expenses	(72,717)	(55,260)	(8,048)	(1,654)	(7,755)

Net operating income	83,812	55,470	11,906	3,010	13,426
Straight-line rent	(5,080)	(5,278)	202	(4)	—
Above/below-market lease amortization	(4,231)	(4,231)	—	—	—
Below-market ground lease amortization	1,958	1,958	—	—	—

Cash net operating income	$76,459	$47,919	$12,108	$3,006	$13,426

Leasing activity
Total leases executed	47	36	11	—
Total square footage executed	255,723	196,693	59,030	—
Average rent psf - leases executed	$61.63	$69.73	$30.00	$—
Previously escalated rents psf	$43.12	$45.18	$35.06	$—
Percentage of new rent over previously escalated rents	42.9%	54.3%	-14.4%	—
Weighted average lease term	10.4 years

Leasing commission costs per square foot	$20.60	$25.17	$5.39	$—
Tenant improvement costs per square foot	58.14	68.73	22.88	—

Total LC and TI per square foot (3)	$78.74	$93.90	$28.27	$—

	Office	Retail	Total
Total Portfolio
Total square footage executed	242,098	13,625	255,723
Average rent psf - leases executed	$52.29	$207.39	$61.63
Previously escalated rents psf	$39.66	$99.48	$43.12
Percentage of new rent over previously escalated rents	31.9%	108.5%	42.9%

	Office	Retail	Total
Manhattan Office Portfolio
Total square footage executed	183,068	13,625	196,693
Average rent psf - leases executed	$59.48	$207.39	$69.73
Previously escalated rents psf	$41.14	$99.48	$45.18
Percentage of new rent over previously escalated rents	44.6%	108.5%	54.3%

Second Quarter 2016

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended December 31, 2015
	Total Portfolio	Manhattan Office Portfolio (1)	Greater New York Office Portfolio	Standalone Retail Portfolio	Observatory

Number of properties	20	9	5	6
Square feet	10,063,752	7,998,804	1,860,496	204,452
Occupancy (2)	87.3%	85.4%	93.9%	100.0%

Revenue	$164,725	$112,958	$19,234	$4,886	$27,647
Operating expenses	(73,034)	(54,263)	(8,350)	(1,638)	(8,783)

Net operating income	91,691	58,695	10,884	3,248	18,864
Straight-line rent	(5,892)	(5,934)	(23)	65	—
Above/below-market lease amortization	(4,691)	(4,691)	—	—	—
Below-market ground lease amortization	1,958	1,958	—	—	—

Cash net operating income	$83,066	$50,028	$10,861	$3,313	$18,864

Leasing activity
Total leases executed	39	36	3	— (4)
Total square footage executed	198,216	174,169	24,047	—
Average rent psf - leases executed	$50.60	$53.66	$25.05	$—
Previously escalated rents psf	$37.75	$39.25	$26.43	$—
Percentage of new rent over previously escalated rents	34.0%	36.7%	-5.2%	—

Leasing commission costs per square foot	$14.82	$15.98	$6.41	$—
Tenant improvement costs per square foot	47.66	50.52	26.94	—

Total LC and TI per square foot (3)	$62.48	$66.50	$33.35	$—

	Office	Retail	Total
Total Portfolio
Total square footage executed	198,216	—	198,216
Average rent psf - leases executed	$50.60	$—	$50.60
Previously escalated rents psf	$37.75	$—	$37.75
Percentage of new rent over previously escalated rents	34.0%	—	34.0%

	Office	Retail	Total
Manhattan Office Portfolio
Total square footage executed	174,169	—	174,169
Average rent psf - leases executed	$53.66	$—	$53.66
Previously escalated rents psf	$39.25	$—	$39.25
Percentage of new rent over previously escalated rents	36.7%	—	36.7%

Second Quarter 2016

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended September 30, 2015
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,087,018	8,021,017	1,861,549	204,452
Occupancy (2)	87.4%	85.7%	93.6%	100.0%

Revenue	$172,661	$112,633	$19,426	$4,900	$35,702
Operating expenses	(74,892)	(57,178)	(8,345)	(1,473)	(7,896)

Net operating income	97,769	55,455	11,081	3,427	27,806
Straight-line rent	(5,441)	(5,608)	97	70	—
Above/below-market lease amortization	(4,795)	(4,795)	—	—	—
Below-market ground lease amortization	1,957	1,957	—	—	—

Cash net operating income	$89,490	$47,009	$11,178	$3,497	$27,806

Leasing activity
Total leases executed	67	55	12	—
Total square footage executed	338,477	286,746	51,731	—
Average rent psf - leases executed	$53.55	$57.08	$33.96	$—
Previously escalated rents psf	$39.82	$40.91	$33.75	$—
Percentage of new rent over previously escalated rents	34.5%	39.5%	0.6%	—

Leasing commission costs per square foot	$14.57	$16.08	$6.24	$—
Tenant improvement costs per square foot	55.16	59.29	32.30	—

Total LC and TI per square foot (3)	$69.73	$75.37	$38.54	$—

	Office	Retail	Total
Total Portfolio
Total square footage executed	335,904	2,573	338,477
Average rent psf - leases executed	$51.89	$269.80	$53.55
Previously escalated rents psf	$39.06	$138.63	$39.82
Percentage of new rent over previously escalated rents	32.9%	94.6%	34.5%

	Office	Retail	Total
Manhattan Office Portfolio
Total square footage executed	284,173	2,573	286,746
Average rent psf - leases executed	$55.15	$269.80	$57.08
Previously escalated rents psf	$40.02	$138.63	$40.91
Percentage of new rent over previously escalated rents	37.8%	94.6%	39.5%

Second Quarter 2016

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended June 30, 2015
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,042,025	7,975,720	1,862,130	204,175
Occupancy (2)	88.0%	86.4%	93.4%	100.0%

Revenue	$163,805	$109,252	$19,511	$4,442	$30,600
Operating expenses	(70,639)	(52,720)	(8,345)	(1,481)	(8,093)

Net operating income	93,166	56,532	11,166	2,961	22,507
Straight-line rent	(5,622)	(5,643)	(74)	95	—
Above/below-market lease amortization	(4,576)	(4,576)	—	—	—
Below-market ground lease amortization	1,958	1,958	—	—	—

Cash net operating income	$84,926	$48,271	$11,092	$3,056	$22,507

Leasing activity
Total leases executed	79	65	14	—
Total square footage executed	254,360	203,721	50,639	—
Average rent psf - leases executed	$64.67	$68.72	$41.90	$—
Previously escalated rents psf	$44.31	$44.42	$43.67	$—
Percentage of new rent over previously escalated rents	46.0%	54.7%	-4.0%	—

Leasing commission costs per square foot	$12.33	$14.24	$4.90	$—
Tenant improvement costs per square foot	47.15	51.25	31.55	—

Total LC and TI per square foot (3)	$59.48	$65.49	$36.45	$—

	Office	Retail	Total
Total Portfolio
Total square footage executed	236,324	18,036	254,360
Average rent psf - leases executed	$52.37	$207.71	$64.67
Previously escalated rents psf	$40.70	$91.08	$44.31
Percentage of new rent over previously escalated rents	28.7%	128.1%	46.0%

	Office	Retail	Total
Manhattan Office Portfolio
Total square footage executed	185,685	18,036	203,721
Average rent psf - leases executed	$55.22	$207.71	$68.72
Previously escalated rents psf	$39.89	$91.08	$44.42
Percentage of new rent over previously escalated rents	38.4%	128.1%	54.7%

Notes:

(1)	Includes 504,294 rentable square feet of retail space in the Company’s nine Manhattan office properties.
(2)	Based on leases signed and commenced as of period end.
(3)	Presents all tenant improvement and leasing commission costs as if they were incurred in the period in which the lease was signed, which may be different than the period in which they were actually paid.
(4)	Excludes a standalone retail tenant that exercised a below-market renewal option contained within its lease for 48,377 square feet.

Second Quarter 2016

Property Detail

(unaudited) Annualized

					Annualized
					Rent
Property Name	Location or Sub-Market	Rentable Square Feet (1)	Percent Occupied (2)	Annualized Rent (3)	per Occupied Square Foot (4)	Number of Leases (5)
Manhattan Office Properties - Office
The Empire State Building (6)	Penn Station -Times Sq. South	2,707,071	89.3%	$126,439,210	$52.31	184
One Grand Central Place	Grand Central	1,197,730	83.7%	52,993,090	52.86	235
1400 Broadway (8)	Penn Station -Times Sq. South	903,748	90.0%	36,150,616	44.46	45
111 West 33rd Street (9)	Penn Station -Times Sq. South	632,855	51.4%	16,062,511	49.34	21
250 West 57th Street	Columbus Circle - West Side	483,313	75.0%	19,149,046	52.82	114
501 Seventh Avenue	Penn Station -Times Sq. South	458,731	96.8%	18,670,154	42.07	36
1359 Broadway	Penn Station -Times Sq. South	455,337	89.4%	19,125,494	46.98	32
1350 Broadway (10)	Penn Station -Times Sq. South	374,033	84.2%	16,211,352	51.50	60
1333 Broadway	Penn Station -Times Sq. South	292,524	98.8%	13,531,443	46.82	9

Manhattan Office Properties - Office		7,505,342	84.9%	318,332,915	49.93	736

Manhattan Office Properties - Retail
The Empire State Building (7)	Penn Station -Times Sq. South	118,678	74.5%	13,848,982	156.70	16
One Grand Central Place	Grand Central	67,463	99.1%	7,340,873	109.76	15
1400 Broadway (8)	Penn Station -Times Sq. South	22,440	66.6%	1,635,839	109.41	9
112 West 34th Street (9)	Penn Station -Times Sq. South	87,170	41.0%	7,649,896	213.81	2
250 West 57th Street	Columbus Circle - West Side	48,962	90.9%	6,518,777	146.39	7
501 Seventh Avenue	Penn Station -Times Sq. South	35,331	85.1%	1,748,969	58.17	8
1359 Broadway	Penn Station -Times Sq. South	27,243	49.2%	1,549,212	115.48	5
1350 Broadway (10)	Penn Station -Times Sq. South	31,774	100.0%	6,689,040	210.52	6
1333 Broadway	Penn Station -Times Sq. South	65,233	97.2%	7,513,797	118.52	3

Manhattan Office Properties - Retail		504,294	77.2%	54,495,386	140.03	71

Sub-Total/Weighted Average
Manhattan Office Properties - Office and Retail		8,009,636	84.5%	372,828,301	55.12	807

Greater New York Metropolitan Area Office Properties
First Stamford Place (11)	Stamford, CT	795,129	96.1%	32,353,862	42.36	57
Metro Center	Stamford, CT	282,091	96.8%	15,525,467	56.84	30
383 Main Avenue	Norwalk, CT	262,288	94.7%	8,119,388	32.69	24
500 Mamaroneck Avenue	Harrison, NY	294,412	92.6%	7,779,525	28.55	33
10 Bank Street	White Plains, NY	229,897	89.2%	7,397,187	36.09	31

Sub-Total/Weighted Average Greater New York
Metropolitan Area Office Properties		1,863,817	94.6%	71,175,430	40.38	175

Standalone Retail Properties
10 Union Square	Union Square	58,005	98.0%	6,179,715	108.76	12
1542 Third Avenue	Upper East Side	56,250	100.0%	3,416,397	60.74	4
1010 Third Avenue	Upper East Side	44,662	100.0%	3,467,822	77.65	2
77 West 55th Street	Midtown	24,102	100.0%	2,572,579	106.74	3
69-97 Main Street	Westport, CT	17,103	100.0%	2,174,642	127.15	5
103-107 Main Street	Westport, CT	4,330	100.0%	697,353	161.05	1

Sub-Total/Weighted Average Standalone
Retail Properties		204,452	99.4%	18,508,507	91.05	27

Portfolio Total		10,077,905	86.6%	$462,512,238	$52.98	1,009

Total/Weighted Average Office Properties		9,369,159	86.9%	$389,508,345	$47.86	911
Total/Weighted Average Retail Properties		708,746	83.6%	73,003,893	123.23	98

Portfolio Total		10,077,905	86.6%	$462,512,238	$52.98	1,009

Notes:

(1)	Excludes (i) 183,186 square feet of space across the Company’s portfolio attributable to building management use and tenant amenities and (ii) 69,789 square feet of space attributable to the Company’s observatory.
(2)	Based on leases signed and commenced as of June 30, 2016.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents annualized rent under leases commenced as of June 30, 2016 divided by occupied square feet.
(5)	Represents the number of leases at each property or on a portfolio basis. If a tenant has more than one lease, whether or not at the same property, but with different expirations, the number of leases is calculated equal to the number of leases with different expirations.
(6)	Includes 86,902 rentable square feet of space leased by the Company’s broadcasting tenants.
(7)	Includes 5,300 rentable square feet of space leased by WDGF North America, a licensee of the Company’s observatory.
(8)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 48 years (expiring December 31, 2063).
(9)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 62 years (expiring May 31, 2077).
(10)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 35 years (expiring July 31, 2050).
(11)	First Stamford Place consists of three buildings.

Second Quarter 2016

Tenant Lease Expirations

(unaudited)

			Percent of
		Rentable	Portfolio			Annualized
	Number	Square	Rentable		Percent of	Rent Per
	of Leases	Feet	Square Feet	Annualized	Annualized	Rentable
Total Lease Expirations	Expiring (1)	Expiring (2)	Expiring	Rent (3)	Rent	Square Foot
Available	—	1,070,396	10.6%	$—	0.0%	$—
Signed leases not commenced	21	276,885	2.7%	—	0.0%	—
2016	106	306,318	3.0%	15,974,218	3.5%	52.15
2017	164	682,578	6.8%	34,560,228	7.5%	50.63
2018	168	828,210	8.2%	41,677,661	9.0%	50.32
2019	117	706,362	7.0%	34,027,640	7.4%	48.17
2020	137	995,701	9.9%	51,251,788	11.1%	51.47
2021	83	664,062	6.6%	35,202,432	7.6%	53.01
2022	51	503,898	5.0%	28,209,938	6.1%	55.98
2023	46	556,851	5.5%	29,966,804	6.5%	53.81
2024	35	533,542	5.3%	28,833,379	6.2%	54.04
2025	37	279,975	2.8%	22,139,274	4.8%	79.08
Thereafter	65	2,673,127	26.5%	140,668,876	30.4%	52.62

Total	1,030	10,077,905	100.0%	$462,512,238	100.0%	$52.98

Notes:

(1)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(2)	Excludes (i) 183,186 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 69,789 square feet of space attributable to the Company’s observatory.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.

Second Quarter 2016

Tenant Lease Expirations

(unaudited)

			Percent of
		Rentable	Portfolio			Annualized
	Number	Square	Rentable		Percent of	Rent Per
	of Leases	Feet	Square Feet	Annualized	Annualized	Rentable
Manhattan Office Properties (1)	Expiring (2)	Expiring (3)	Expiring	Rent (4)	Rent	Square Foot
Available	—	872,182	11.6%	$—	0.0%	$—
Signed leases not commenced	17	257,803	3.4%	—	0.0%	—
2016	85	257,890	3.4%	12,587,942	4.0%	48.81
2017	139	499,812	6.7%	24,730,520	7.8%	49.48
2018	129	569,678	7.6%	30,163,453	9.5%	52.95
2019	88	430,751	5.7%	21,012,320	6.6%	48.78
2020	98	686,041	9.1%	34,706,834	10.9%	50.59
2021	49	413,033	5.5%	20,873,160	6.6%	50.54
2022	32	236,265	3.1%	13,100,863	4.1%	55.45
2023	34	389,972	5.2%	19,199,952	6.0%	49.23
2024	19	352,809	4.7%	16,649,315	5.2%	47.19
2025	20	161,677	2.2%	8,817,750	2.8%	54.54
Thereafter	43	2,377,429	31.8%	116,490,806	36.6%	49.00

Total Manhattan office properties	753	7,505,342	100.0%	318,332,915	100.0%	49.93

Greater New York Metropolitan Area Office Properties
Available	—	98,872	5.3%	—	0.0%	—
Signed leases not commenced	1	2,114	0.1%	—	0.0%	—
2016	11	38,763	2.1%	1,559,067	2.2%	40.22
2017	19	136,317	7.3%	5,617,797	7.9%	41.21
2018	32	237,427	12.7%	9,024,587	12.7%	38.01
2019	22	248,849	13.4%	9,876,333	13.9%	39.69
2020	28	249,303	13.4%	10,436,194	14.7%	41.86
2021	28	221,527	11.9%	9,611,205	13.5%	43.39
2022	10	203,241	10.9%	7,727,500	10.9%	38.02
2023	6	118,242	6.3%	5,319,857	7.5%	44.99
2024	3	149,541	8.0%	6,676,762	9.4%	44.65
2025	10	83,805	4.5%	2,968,143	4.2%	35.42
Thereafter	6	75,816	4.1%	2,357,985	3.3%	31.10

Total greater New York metropolitan area office properties	176	1,863,817	100.0%	71,175,430	100.0%	40.38

Retail Properties
Available	—	99,342	14.0%	—	0.0%	—
Signed leases not commenced	3	16,968	2.4%	—	0.0%	—
2016	10	9,665	1.4%	1,827,209	2.5%	189.05
2017	6	46,449	6.6%	4,211,911	5.8%	90.68
2018	7	21,105	3.0%	2,489,621	3.4%	117.96
2019	7	26,762	3.8%	3,138,987	4.3%	117.29
2020	11	60,357	8.5%	6,108,760	8.4%	101.21
2021	6	29,502	4.2%	4,718,067	6.5%	159.92
2022	9	64,392	9.1%	7,381,575	10.1%	114.63
2023	6	48,637	6.9%	5,446,995	7.5%	111.99
2024	13	31,192	4.4%	5,507,302	7.5%	176.56
2025	7	34,493	4.9%	10,353,381	14.2%	300.16
Thereafter	16	219,882	30.8%	21,820,085	29.9%	99.24

Total retail properties	101	708,746	100.0%	73,003,893	100.0%	123.23

Total portfolio lease expirations	1,030	10,077,905	100.0%	$462,512,238	100.0%	$52.98

Notes:

(1)	Excludes (i) retail space in the Company’s Manhattan office properties and (ii) the Empire State Building broadcasting licenses and observatory operations.
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes (i) 183,186 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 69,789 square feet of space attributable to the Company’s observatory.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.

Second Quarter 2016

Tenant Lease Expirations

(unaudited)

Empire State Building Office (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4) (5)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	233,034	8.6%	$—	0.0%	$—
Signed leases not commenced	4	57,135	2.1%	—	0.0%	—
2016	13	52,095	1.9%	2,473,090	2.0%	47.47
2017	25	89,907	3.3%	5,134,311	4.1%	57.11
2018	23	84,079	3.1%	4,680,081	3.7%	55.66
2019	16	65,146	2.4%	3,285,394	2.6%	50.43
2020	39	308,754	11.4%	16,682,654	13.2%	54.03
2021	17	109,383	4.0%	6,015,087	4.8%	54.99
2022	13	62,204	2.3%	3,991,585	3.2%	64.17
2023	10	61,306	2.3%	3,346,150	2.6%	54.58
2024	8	152,594	5.6%	7,766,770	6.1%	50.90
2025	6	57,285	2.1%	3,029,924	2.4%	52.89
Thereafter	14	1,374,149	50.9%	70,034,163	55.4%	50.97

Total Empire State Building office	188	2,707,071	100.0%	$126,439,210	100.0%	$52.31

Empire State Building Broadcasting Licenses and Leases			Annualized Base Rent (6)	Annualized Expense Reimbursements	Annualized Rent (4)	Percent of Annualized Rent
2016			$18,450	$14,725	$33,175	0.1%
2017			5,326,724	3,236,403	8,563,127	29.4%
2018			6,168,780	2,953,603	9,122,383	31.3%
2019			212,240	47,203	259,443	0.9%
2020			2,004,144	364,214	2,368,358	8.1%
2021			2,186,388	283,378	2,469,766	8.5%
2022			2,100,918	276,952	2,377,870	8.2%
2023			640,667	94,270	734,937	2.5%
2024			43,260	35,949	79,209	0.3%
2025			1,599,000	251,822	1,850,822	6.3%
Thereafter			1,113,800	183,066	1,296,866	4.4%

Total Empire State Building broadcasting licenses and leases			$21,414,371	$7,741,585	$29,155,956	100.0%

Notes:

(1)	Excludes retail space, broadcasting licenses and observatory operations
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes 25,937 rentable square feet of space attributable to building management use.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(5)	Includes approximately $4.6 million of annualized rent related to physical space occupied by broadcasting tenants for their broadcasting operations.

Does not include license fees charged to broadcasting tenants.

(6)	Represents license fees for the use of the Empire State Building mast and base rent for physical space occupied by broadcasting tenants.

Second Quarter 2016

20 Largest Tenants and Portfolio Tenant Diversification by Industry

(unaudited)

20 Largest Tenants	Property	Lease Expiration (1)	Weighted Average Remaining Lease Term(2)	Total Occupied Square Feet (3)	Percent of Portfolio Rentable Square Feet (4)	Annualized Rent (5)	Percent of Portfolio Annualized Rent (6)
1. Global Brands Group	ESB, 1333 B’Way, 111 West 33rd	Oct. 2023-Oct. 2028	11.3 years	676,160	6.7%	$31,400,055	6.8%
2. Coty	ESB	Jan. 2030	13.6 years	312,217	3.1%	16,034,713	3.5%
3. LinkedIn	ESB	Feb. 2026	9.7 years	278,023	2.8%	14,532,800	3.1%
4. PVH Corp.	501 West 57th Street	Oct. 2028	12.3 years	211,311	2.1%	8,806,636	1.9%
5. Thomson Reuters	Metro Center, First Stamford Place	Apr. 2018-Apr. 2020	3.1 years	147,208	1.5%	7,779,829	1.7%
6. Li & Fung	1359 Broadway	Oct. 2021-Oct. 2027	7.8 years	149,436	1.5%	7,066,271	1.5%
7. Federal Deposit Insurance Corporation	ESB	Feb. 2020	3.6 years	121,879	1.2%	6,578,777	1.4%
8. Urban Outfitters	1333 Broadway	Sept. 2029	13.3 years	56,730	0.6%	6,392,536	1.4%
9. Footlocker	112 West 34th Street	Apr. 2031	15.3 years	34,192	0.3%	6,214,260	1.3%
10. Duane Reade	ESB, 1350 B’Way, 250 West 57th	Feb. 2021-Sept. 2027	8.3 years	47,541	0.5%	6,148,566	1.3%
11. Legg Mason	First Stamford Place	Sept. 2024	8.3 years	138,868	1.4%	6,129,367	1.3%
12. On Deck Capital	1400 Broadway	Oct. 2016-Dec. 2026	9.3 years	107,800	1.0%	5,667,483	1.2%
13. WDGF North America	ESB	Dec 2025	9.5 years	5,300	0.1%	5,351,820	1.2%
14. Kohl’s	1400 Broadway	May 2029	12.9 years	113,032	1.1%	4,729,284	1.1%
15. HNTB Corporation	ESB	Feb. 2026	9.7 years	78,361	0.8%	4,466,577	1.0%
16. Aeropostale	111 West 33rd Street	Nov. 2016-Nov. 2020	2.6 years	88,760	0.9%	4,275,609	0.9%
17. Shutterstock	ESB	Sept. 2024	8.3 years	89,433	0.9%	4,126,249	0.9%
18. The Interpublic Group of Companies	1400 Broadway	Jul. 2024	8.1 years	87,076	0.8%	3,890,348	0.8%
19. Odyssey Reinsurance	First Stamford Place	Sept. 2022	6.3 years	101,619	0.9%	3,857,081	0.8%
20. RELX	383 Main Avenue	Nov. 2019-Oct. 2022	3.6 years	102,376	1.0%	3,502,021	0.8%

Total				2,947,322	29.2%	$156,950,282	33.9%

Notes:

(1)	Expiration dates are per lease and do not assume exercise of renewal or extension options. None of these leases contain early termination options. For tenants with more than two leases, the lease expiration is shown as a range.
(2)	Represents the weighted average lease term, based on annualized rent.
(3)	Based on leases signed and commenced as of June 30, 2016.
(4)	Represents the percentage of rentable square feet of the Company’s office and retail portfolios in the aggregate.
(5)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(6)	Represents the percentage of annualized rent of the Company’s office and retail portfolios in the aggregate.

Portfolio Tenant Diversification by Industry (based on annualized rent)(1)

Note:

(1)	Tenant diversification by industry conforms to standard industrial classification codes (SIC Codes).

Second Quarter 2016

Capital Expenditures and Redevelopment Program

(unaudited)

	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Capital expenditures
Tenant improvements - first generation	$28,593	$8,876	$21,351	$29,552	$13,536
Tenant improvements - second generation	1,113	1,443	2,507	1,792	2,015
Leasing commissions - first generation	3,374	5,696	3,515	4,115	4,613
Leasing commissions - second generation	313	185	462	60	513
Building improvements - first generation	24,073	11,728	16,547	12,554	13,833
Building improvements - second generation	53	604	1,546	650	928

Total	$57,519	$28,532	$45,928	$48,723	$35,438

Tenant space redevelopment by square feet (1) (2)

•	Future redevelopment (Empire State Building) - 360,000 square feet

•	Future redevelopment (other Manhattan properties) - 1,040,000 square feet

•	Redevelopment completed - 6,580,000 square feet

Inventory of vacant space (2)

•	Developed - 790,000 square feet, 82%

•	Undeveloped - 170,000 square feet, 18%

Inventory of undeveloped space (2)

•	Vacant - 170,000 square feet, 12%

•	Expires in 2016 - 140,000 square feet, 10%

•	Expires in 2017 and thereafter -1,090,000 square feet, 78%

Notes:

(1)	These estimates are based on the Company’s current budgets (which do not include base building work in tenant spaces, tenant improvements and leasing commission costs) and are subject to change.
(2)	Redevelopment program is for the Manhattan office assets only. Square footage based on market measurement. Developed space includes space that has been demolished and completed asbestos abatement and available for lease up or ready to be prebuilt. Permanent building use spaces, amenity spaces and broadcasting spaces are excluded.

Second Quarter 2016

Observatory Summary

(unaudited and in thousands)

		Three Months Ended
Observatory NOI	Twelve Months to Date	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Observatory revenue	$116,368	$31,838	$21,181	$27,647	$35,702	$30,600
Observatory expenses (1)	31,329	6,895	7,755	8,783	7,896	8,093

NOI	85,039	24,943	13,426	18,864	27,806	22,507
Intercompany rent expense (2)	69,887	18,488	13,718	16,853	20,828	18,910

NOI after intercompany rent	$15,152	$6,455	$(292)	$2,011	$6,978	$3,597

Note:

(1)	For 2015 periods presented, certain Empire State Building public relations costs previously included in property operating expenses are included in observatory expenses. For the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, public relations costs were $314, $1,012, $621, $612 and $673, respectively.
(2)	The observatory pays a market-based rent payment comprised of fixed and percentage rent to the Empire State Building. Intercompany rent is eliminated upon consolidation.

Annual Observatory Revenues 2011 to 2015

Second Quarter 2016

Condensed Consolidated Balance Sheets

(unaudited and dollars in thousands)

	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Assets
Commercial real estate properties, at cost:
Land	$201,196	$201,196	$201,196	$201,196	$201,196
Development costs	7,946	7,931	7,498	7,479	7,388
Building and improvements	2,147,050	2,089,792	2,067,636	2,036,187	1,996,318

	2,356,192	2,298,919	2,276,330	2,244,862	2,204,902
Less: accumulated depreciation	(509,736)	(490,427)	(465,584)	(445,549)	(423,279)

Commercial real estate properties, net	1,846,456	1,808,492	1,810,746	1,799,313	1,781,623
Cash and cash equivalents	35,454	44,440	46,685	46,388	34,221
Restricted cash	59,141	60,165	65,880	64,899	69,709
Tenant and other receivables, net	14,521	14,828	18,782	32,406	16,431
Deferred rent receivables, net	133,955	127,148	122,048	116,208	111,897
Prepaid expenses and other assets	47,895	29,908	50,460	33,759	47,857
Deferred costs, net	292,777	304,977	310,679	324,388	340,351
Acquired below-market ground leases, net	379,976	381,934	383,891	385,849	387,807
Goodwill	491,479	491,479	491,479	491,479	491,479

Total assets	$3,301,654	$3,263,371	$3,300,650	$3,294,689	$3,281,375

Liabilities and Equity
Mortgage notes payable, net	$767,717	$772,015	$747,661	$751,904	$756,081
Senior unsecured notes, net	588,703	587,861	587,018	586,167	585,325
Unsecured term loan facility, net	262,735	262,640	262,545	262,457	—
Unsecured revolving credit facility, net	40,000	—	35,192	14,802	279,412
Accounts payable and accrued expenses	143,296	119,104	111,099	106,699	101,674
Acquired below-market leases, net	91,850	96,245	104,171	112,312	121,286
Deferred revenue and other liabilities	23,019	26,802	31,388	38,066	18,713
Tenants’ security deposits	47,565	49,729	48,890	49,672	46,338

Total liabilities	1,964,885	1,914,396	1,927,964	1,922,079	1,908,829
Total equity	1,336,769	1,348,975	1,372,686	1,372,610	1,372,546

Total liabilities and equity	$3,301,654	$3,263,371	$3,300,650	$3,294,689	$3,281,375

Second Quarter 2016

Condensed Consolidated Statements of Income

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Revenues
Rental revenue	$112,613	$114,908	$113,957	$110,903	$112,866
Tenant expense reimbursement	19,054	18,120	19,638	23,096	18,582
Observatory revenue	31,838	21,181	27,647	35,702	30,600
Construction revenue	—	—	—	—	374
Third party management and other fees	423	545	475	618	594
Other revenue and fees	1,887	2,320	3,483	5,460	1,757

Total revenues	165,815	157,074	165,200	175,779	164,773

Operating expenses
Property operating expenses (1)	37,386	39,104	38,297	41,052	37,262
Ground rent expenses	2,330	2,333	2,332	2,331	2,332
General and administrative expenses	12,907	10,918	9,678	10,182	9,113
Observatory expenses (1)	6,895	7,755	8,783	7,896	8,093
Construction expenses	—	—	—	—	353
Real estate taxes	23,557	23,525	23,622	23,613	22,952
Acquisition expenses	—	98	—	193	—
Depreciation and amortization	38,548	39,227	45,258	45,169	39,629

Total operating expenses	121,623	122,960	127,970	130,436	119,734

Total operating income	44,192	34,114	37,230	45,343	45,039
Other income (expense)
Interest expense	(17,420)	(17,951)	(17,194)	(16,680)	(17,571)

Income before income taxes	26,772	16,163	20,036	28,663	27,468
Income tax (expense) benefit	(2,132)	542	(666)	(2,578)	(883)

Net income	24,640	16,705	19,370	26,085	26,585
Perpetual preferred unit distributions	(234)	(234)	(234)	(234)	(234)
Net income attributable to non-controlling interests	(13,317)	(9,043)	(10,884)	(14,631)	(15,231)

Net income attributable to common stockholders	$11,089	$7,428	$8,252	$11,220	$11,120

Weighted average common shares outstanding
Basic	122,502	120,778	118,706	115,900	112,852

Diluted	266,167	266,641	266,048	265,873	265,867

Net income per share attributable to common stockholders
Basic and Diluted	$0.09	$0.06	$0.07	$0.10	$0.10

Dividends per share	$0.105	$0.085	$0.085	$0.085	$0.085

(1)	For 2015 periods presented, certain Empire State Building public relations costs previously included in property operating expenses are included in observatory expenses. For the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, public relations costs were $314, $1,012, $621, $612 and $673, respectively.

Second Quarter 2016

Funds from Operations (“FFO”), Modified Funds From Operations (“Modified FFO”), Core Funds from

Operations (“Core FFO”), Core Funds Available for Distribution (“Core FAD”) and EBITDA

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Reconciliation of Net Income to FFO, Modified FFO and Core FFO
Net Income	$24,640	$16,705	$19,370	$26,085	$26,585
Preferred unit distributions	(234)	(234)	(234)	(234)	(234)
Real estate depreciation and amortization	38,386	39,075	45,085	45,072	39,542

FFO attributable to common stockholders and non-controlled interests	62,792	55,546	64,221	70,923	65,893
Amortization of below-market ground lease	1,958	1,958	1,958	1,957	1,958

Modified FFO attributable to common stockholders and non-controlled interests	64,750	57,504	66,179	72,880	67,851
Deferred financing costs write-off and prepayment penalty	—	552	—	—	404
Acquisition break-up fee	—	—	—	(2,500)	—
Acquisition expenses	—	98	—	193	—

Core FFO attributable to common stockholders and non-controlled interests	$64,750	$58,154	$66,179	$70,573	$68,255

Total weighted average shares and Operating Partnership Units
Basic and Diluted	266,167	266,134	266,048	265,873	265,867

FFO attributable to common stockholders and non-controlled interests per share
Basic and Diluted	$0.24	$0.21	$0.24	$0.27	$0.25

Modified FFO attributable to common stockholders and non-controlled interests per share
Basic and Diluted	$0.24	$0.22	$0.25	$0.27	$0.26

Core FFO attributable to common stockholders and non-controlled interests per share
Basic and Diluted	$0.24	$0.22	$0.25	$0.27	$0.26

Reconciliation of Core FFO to Core FAD
Core FFO	$64,750	$58,154	$66,179	$70,573	$68,255
Add:
Amortization of deferred financing costs	1,142	1,142	1,141	1,086	1,054
Non-real estate depreciation and amortization	162	152	173	97	87
Amortization of non-cash compensation expense	2,553	2,097	1,225	1,334	1,230
Amortization of debt discount	668	668	668	668	668
Deduct:
Straight-line rental revenues	(6,796)	(5,080)	(5,892)	(5,441)	(5,622)
Amortization of debt premiums	(1,737)	(1,737)	(1,736)	(1,737)	(1,737)
Above/below-market rent revenue	(844)	(4,231)	(4,691)	(4,795)	(4,576)
Corporate and Observatory capital expenditures	(8,621)	(792)	—	(86)	—
Tenant improvements - second generation	(1,113)	(1,443)	(2,507)	(1,792)	(2,015)
Building improvements - second generation	(53)	(604)	(1,546)	(650)	(928)
Leasing commissions - second generation	(313)	(185)	(462)	(60)	(513)

Core FAD	$49,798	$48,141	$52,552	$59,197	$55,903

Core FAD attributable to common stockholders and non-controlled interests per share
Basic and Diluted	$0.19	$0.18	$0.20	$0.22	$0.21

Reconciliation of Net Income to EBITDA
Net income	$24,640	$16,705	$19,370	$26,085	$26,585
Perpetual preferred unit distributions	(234)	(234)	(234)	(234)	(234)
Interest expense	17,420	17,951	17,194	16,680	17,571
Income tax expense (benefit)	2,132	(542)	666	2,578	883
Depreciation and amortization	38,548	39,227	45,258	45,169	39,629
Acquisition expenses	—	98	—	193	—

EBITDA	$82,506	$73,205	$82,254	$90,471	$84,434

Second Quarter 2016

Net Operating Income (“NOI”)

(unaudited and dollars in thousands)

	Three Months Ended
	June 30 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Reconciliation of Net Income to NOI and Cash NOI
Net income	$24,640	$16,705	$19,370	$26,085	$26,585
Add:
General and administrative expenses	12,907	10,918	9,678	10,182	9,113
Depreciation and amortization	38,548	39,227	45,258	45,169	39,629
Interest expense	17,420	17,951	17,194	16,680	17,571
Construction expenses	—	—	—	—	353
Acquisition expenses	—	98	—	193	—
Income tax expense (benefit)	2,132	(542)	666	2,578	883
Less:
Construction revenue	—	—	—	—	(374)
Third-party management and other fees	(423)	(545)	(475)	(618)	(594)
Acquisition break-up fee	—	—	—	(2,500)	—

Net operating income	95,224	83,812	91,691	97,769	93,166

Straight-line rent	(6,796)	(5,080)	(5,892)	(5,441)	(5,622)
Above/below-market lease amortization	(844)	(4,231)	(4,691)	(4,795)	(4,576)
Below-market ground lease amortization	1,958	1,958	1,958	1,957	1,958

Cash net operating income	89,542	76,459	83,066	89,490	84,926

Less: Observatory net operating income	(24,943)	(13,426)	(18,864)	(27,806)	(22,507)

Total portfolio (excluding observatory) cash net operating income	$64,599	$63,033	$64,202	$61,684	$62,419

Second Quarter 2016

Debt Summary

(unaudited and dollars in thousands)

	June 30, 2016			March 31, 2016
		Weighted Average			Weighted Average
		Interest	Maturity		Interest	Maturity
Debt Summary	Balance	Rate	(Years)	Balance	Rate	(Years)
Fixed rate mortgage debt	$758,929	5.40%	2.7	$761,893	5.40%	3.0
Senior unsecured notes	600,000	3.47%	7.9	600,000	3.47%	8.1

Total fixed rate debt	1,358,929	4.55%	5.0	1,361,893	4.55%	5.3

Unsecured revolving credit facility	40,000	1.62%	2.6	—	—
Unsecured term loan facility (1)	265,000	2.07%	6.2	265,000	2.03%	6.4

Total variable rate debt	305,000	2.01%	5.7	265,000	2.03%	6.4

Total debt	1,663,929	4.08%	5.1	1,626,893	4.14%	5.4

Premium/discount	3,044			4,112
Deferred financing costs, net	(7,818)			(8,489)

Total	$1,659,155			$1,622,516

Notes:

(1)	Beginning August 2017, LIBOR is fixed at 2.1485% under a variable to fixed interest rate swap agreement.

		Outstanding at
		June 30,	Letters	Available
Available Capacity	Facility	2016	of Credit	Capacity
Unsecured revolving credit facility (1)	$1,100,000	$40,000	$—	$1,060,000

			Current		In
Covenant Summary	Required		Quarter		Compliance
Maximum Total Leverage(2)	< 60%		30.2%		Yes
Maximum Secured Debt	< 40%		13.7%		Yes
Minimum Fixed Charge Coverage	> 1.50	x	3.4	x	Yes
Minimum Unencumbered Interest Coverage	> 1.75	x	7.7	x	Yes
Maximum Unsecured Leverage	< 60%		23.5%		Yes
Maximum Secured Recourse Indebtedness	< 10%		0%		Yes
Minimum Tangible Net Worth	$745,356		$964,822		Yes

Notes:

(1)	The unsecured revolving credit facility has an accordion feature allowing for an increase in maximum aggregate principal balance to $1.25 billion under certain circumstances. This facility matures in January 2019 with two additional six-month extension options. On July 6, 2016, the unsecured revolving credit facility increased from $800 million to $1.1 billion.
(2)	Represents the ratio of total indebtedness to total asset value as defined and determined in accordance with the credit facility agreement.

Second Quarter 2016

Debt Detail

(unaudited and dollars in thousands)

	Stated	Current
	Interest	Interest	Principal	Maturity
	Rate (%)	Rate (%)	Balance	Date	Amortization
Fixed rate mortgage debt:
10 Bank Street	5.72%	5.72%	$31,883	6/1/2017	30 years
1542 Third Avenue	5.90%	5.90%	18,012	6/1/2017	30 years
First Stamford Place	5.65%	5.65%	236,942	7/5/2017	30 years
383 Main Avenue	5.59%	5.59%	28,966	7/5/2017	30 years
1010 Third Avenue and 77 West 55th Street	5.69%	5.69%	26,787	7/5/2017	30 years
1333 Broadway	6.32%	6.32%	68,159	1/5/2018	30 years
1400 Broadway (first lien mortgage loan)	6.12%	6.12%	68,231	2/5/2018	30 years
1400 Broadway (second lien mortgage loan)	3.35%	3.35%	9,495	2/5/2018	30 years
111 West 34th Street (first lien mortgage loan)	6.01%	6.01%	75,842	4/5/2018	30 years
111 West 34th Street (second lien mortgage loan)	6.56%	6.56%	9,576	4/5/2018	30 years
1350 Broadway	5.87%	5.87%	38,060	4/5/2018	30 years
Metro Center	3.59%	3.59%	96,976	11/5/2024	30 years
10 Union Square	3.70%	3.70%	50,000	4/1/2026	Interest only

Total mortgage debt			758,929

Unsecured revolving credit facility	LIBOR plus 1.15%	1.62%	40,000	1/23/2019	Interest only
Exchangeable senior unsecured notes	2.63%	2.63%	250,000	8/15/2019	Interest only
Unsecured term loan facility	LIBOR plus 1.60%	2.07%	265,000	8/24/2022	Interest only
Senior unsecured notes (Series A)	3.93%	3.93%	100,000	3/27/2025	Interest only
Senior unsecured notes (Series B)	4.09%	4.09%	125,000	3/27/2027	Interest only
Senior unsecured notes (Series C)	4.18%	4.18%	125,000	3/27/2030	Interest only

Total / weighted average debt		4.08%	1,663,929

Premium/discounts			3,044
Deferred financing costs, net			(7,818)

Total			$1,659,155

Second Quarter 2016

Debt Maturities and Ground Lease Commitments

(unaudited and dollars in thousands)

Year	Amortization	Maturities (1)	Total	Percentage of Total Debt	Weighted Average Interest Rate of Maturing Debt
2016	$6,089	$—	$6,089	0.4%	n/a
2017	9,904	336,009	345,913	20.8%	5.67%
2018	2,880	262,210	265,090	15.9%	6.02%
2019	2,188	290,000	292,188	17.6%	2.49%
2020	2,268	—	2,268	0.1%	n/a
Thereafter	9,706	742,675	752,381	45.2%	3.29%

Total debt	$33,035	$1,630,894	1,663,929	100.0%	4.08%

Premium/discount			3,044
Deferred financing costs, net			(7,818)

Total			$1,659,155

Note:

(1)	Assumes no extension options are exercised.

Debt Maturity Profile

Ground Lease Commitments

Year	1350 Broadway	1400 Broadway	111 West 33rd Street	Total
2016	$54	$338	$368	$760
2017	108	675	735	1,518
2018	108	675	735	1,518
2019	108	675	735	1,518
2020	108	675	735	1,518
Thereafter	2,439	12,825	41,466	56,730

	$2,925	$15,863	$44,774	$63,562

Second Quarter 2016

Supplemental Definitions

Funds From Operations (“FFO”)

We compute FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income (loss) (determined in accordance with GAAP), excluding impairment writedowns of investments in depreciable real estate and investments in in-substance real estate investments, gains or losses from debt restructurings and sales of depreciable operating properties, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs), less distributions to non-controlling interests and gains/losses from discontinued operations and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized non-GAAP financial measure for REITs that we believe, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate has generally appreciated over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand an equity REIT’s operating performance. We present FFO because we consider it an important supplemental measure of our operating performance and believe that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results of operations, the utility of FFO as a measure of its performance is limited. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

Modified Funds From Operations (“Modified FFO”)

Modified FFO adds back an adjustment for any above or below-market ground lease amortization to traditionally defined FFO. We consider this a useful supplemental measure in evaluating our operating performance due to the non-cash accounting treatment under GAAP, which stems from the July 2014 acquisition of two properties as they carry significantly below market ground leases, the amortization of which is material to our overall results. We present Modified FFO because we consider it an important supplemental measure of our operating performance in that it adds back the non-cash amortization of below-market ground leases. There can be no assurance that Modified FFO presented by us is comparable to similarly titled measures of other REITs. Modified FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Modified FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions.

Core Funds From Operations (“Core FFO”)

Core FFO adds back to Modified FFO the following items: private perpetual preferred exchange offering expenses, acquisition expenses, gain on settlement of lawsuit related to the Observatory, net of income taxes, deferred financing cost write-off, prepayment penalties, construction severance expenses and acquisition break-up fee. The Company presents Core FFO because it considers it an important supplemental measure of its operating performance in that it excludes non-recurring items. There can be no assurance that Core FFO presented by the Company is comparable to similarly titled measures of other REITs. Core FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results.

Core Funds Available for Distribution (“Core FAD”)

In addition to Core FFO, we present Core FAD by (i) adding to Core FFO non-real estate depreciation and amortization, the amortization of deferred financing costs, amortization of debt discounts and non-cash compensation expenses and (ii) deducting straight line rent, recurring second generation leasing commissions, tenant improvements, prebuilts, capital expenditures, furniture, fixtures & equipment, amortization of debt premiums and above/below market rent revenue. Core FAD is presented solely as a supplemental disclosure that we believe provides useful information regarding our ability to fund our dividends. Core FAD does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FAD is not indicative of cash available to fund ongoing cash needs., including the ability to make cash distributions. There can be no assurance that Core FAD presented by us is comparable to similarly titled measures of other REITs.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure of performance. NOI is used by our management to evaluate and compare the performance of our properties and to determine trends in earnings and to compute the fair value of our properties as it is not affected by; (i) the cost of funds of the property owner, (ii) the impact of depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets that are included in net income computed in accordance with GAAP, (iii) acquisition expenses and break-up fee, or (iv) general and administrative expenses and other gains and losses that are specific to the property owner. The cost of funds is eliminated from net operating income because it is specific to the particular financing capabilities and constraints of the owner. The cost of funds is also eliminated because it is dependent on historical interest rates and other costs of capital as well as past decisions made by us regarding the appropriate mix of capital which may have changed or may change in the future. Depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets are eliminated because they may not accurately represent the actual change in value in our office or retail properties that result from use of the properties or changes in market conditions. While certain aspects of real property do decline in value over time in a manner that is reasonably captured by depreciation and amortization, the value of the properties as a whole have historically increased or decreased as a result of changes in overall economic conditions instead of from actual use of the property or the passage of time. Gains and losses from the sale of real property vary from property to property and are affected by market conditions at the time of sale which will usually change from period to period. These gains and losses can create distortions when comparing one period to another or when comparing our operating results to the operating results of other real estate companies that have not made similarly timed, purchases or sales. We believe that eliminating these costs from net income is useful because the resulting measure captures the actual revenue, generated and actual expenses incurred in operating our properties as well as trends in occupancy rates, rental rates and operating costs. However, the usefulness of NOI is limited because it excludes general and administrative costs, interest expense, depreciation and amortization expense and gains or losses from the sale of properties, and other gains and losses as stipulated by GAAP, the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, all of which are significant economic costs. NOI may fail to capture significant trends in these components of net income which further limits its usefulness. NOI is a measure of the operating performance of our properties but does not measure our performance as a whole. NOI is therefore not a substitute for net income as computed in accordance with GAAP. This measure should be analyzed in conjunction with net income computed in accordance with GAAP. Other companies may use different methods for calculating NOI or similarly entitled measures and, accordingly, our NOI may not-be comparable to similarly entitled measures reported by other companies that do not define the measure exactly as we do.

EBITDA

We compute EBITDA as net income plus perpetual preferred unit distributions, interest expense, income taxes, depreciation and amortization and acquisition expenses. We present EBITDA because we believe that EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of its ability to incur and service debt. EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of our financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of its liquidity.